AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 31, 1995
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                              -------------------
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 25, 1995

                              -------------------
                               RJR NABISCO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                         1-6388                           56-0950247
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

                          1301 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 (212) 258-5600
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

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
ITEM 5. OTHER EVENTS

    The press release of RJR Nabisco, Inc. (the "Company") dated May 26, 1995, filed herewith as Exhibit 1, is herein incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

   1.      Press Release of RJR Nabisco, Inc. dated May 26, 1995.


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
                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of New York, on May 30, 1995.

                                              RJR NABISCO INC.

                                              By:   /s/ JO-ANN FORD
                                                 . . . . . . . . . . . . . . .
                                                          Jo-Ann Ford
                                                   Senior Vice President, Law
                                                         and Secretary

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